UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2005


                                     0-13063
                            (Commission File Number)

                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                                    81-0422894
        (State of Incorporation)                           (IRS Employer
                                                       Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)

                         ______________________________


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                Table of Contents

Item 8.01    Other Events.

Item 9.01    Financial Statements and Exhibits.

Item 8.01.  Other Events.

      Certain information included in the Registrant's Registration Statement on Form S-3, as amended, Registration No. 333-124107, and Registration Statement on Form S-4, as amended, Registration No. 333-124106 (each a "Registration Statement" and collectively the "Registration Statements"), under the caption "Risk Factors--Risk Factors Relating to Our Business" is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The fifth paragraph of the seventh risk factor in the attached Exhibit 99.1 is included only in the Registration Statement on Form S-3.

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits

     Exhibit No.  Description
     -----------  ------------

         99.1 Certain information included under the caption "Risk Factors Relating to Our Business" in the Registration Statements.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SCIENTIFIC GAMES CORPORATION


                                By: /s/ Martin E. Schloss
                                   ------------------------------------------
                                   Name:  Martin E. Schloss
                                   Title: Vice President, General Counsel and
                                          Secretary

Date:  July 29, 2005

                                  Exhibit Index
                                  -------------

      Exhibit No.  Description
      -----------  -----------

         99.1 Certain information included under the caption "Risk Factors Relating to Our Business" in the Registration Statements.